Exhibit 99.1

Microtune, Inc. Sets Meeting Date and Record Date for Special Meeting of Stockholders for Voting on Proposed Acquisition by Zoran Corporation

PLANO, Texas—(BUSINESS WIRE)— Microtune®, Inc. (NASDAQ:TUNE - News) today announced that a special meeting of stockholders, to consider and vote upon the proposed acquisition by Zoran Corporation, has been set for November 19, 2010. The meeting will be held at the Homewood Suites by Hilton, 2601 E. George Bush, Plano, Texas 75074 and will begin at 10:00 a.m. Central time. The record date for the special meeting of stockholders is October 18, 2010. Stockholders of record on this date will be entitled to attend and vote at the special meeting of stockholders. A definitive proxy statement relating to the special meeting will be mailed to these stockholders beginning on or about October 22, 2010.

ABOUT MICROTUNE

Microtune, Inc. is a receiver solutions company that designs and markets advanced radio frequency (RF) and demodulator electronics for worldwide customers. Its products, targeted to the cable, digital television and automotive entertainment markets, are engineered to deliver high-performance and reliable video, voice and data signals across a diverse range of end products, from HDTVs, set-top boxes and cable modems to car radios. Microtune is headquartered in Plano, Texas, with key design and sales centers located around the world. The website is www.microtune.com or www.microtune.cn.

About Zoran

Zoran Corporation, based in Sunnyvale, California, is a leading provider of digital solutions for the digital entertainment and digital imaging markets. With over two decades of expertise developing and delivering digital signal processing technologies, Zoran has pioneered high-performance digital audio and video, imaging applications and Connect Share Entertain technologies for the digital home. Zoran’s proficiency in integration delivers major benefits for OEM customers, including greater capabilities within each product generation, reduced system costs, and shorter time to market. Zoran-based DTV, set-top box, DVD, digital camera, multimedia mobile phone and multifunction printer products have received recognition for excellence and are now in hundreds of millions of homes and offices worldwide. With headquarters in the U.S. and additional operations in China, France, India, Israel, Japan, Korea, Sweden, Taiwan, and the U.K., Zoran may be contacted on the World Wide Web at www.zoran.com or at 408-523-6500.

Zoran, the Zoran logo, SupraTV and SupraXD are trademarks or registered trademarks of Zoran Corporation and/or it subsidiaries in the United States or other countries. All other names and brands may be claimed as property of others.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements about Microtune, Inc. (“Microtune”) that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been and may be instituted against Microtune and others following announcement of the proposal or the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval, (4) the inability to obtain necessary regulatory approvals required to complete the merger; (5) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger or of any combination of Microtune and Zoran Corporation; (7) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and (8) the possibility that Microtune may be adversely affected by other economic, business, and/or competitive factors. Except as required by law, Microtune is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in Microtune’s Annual Report on Form 10-K for the year ended December 31, 2009 and Microtune’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, each as filed with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the subject matter of this document are beyond Microtune’s ability to control or predict.

Important Additional Information and Where to Find It.

On September 23, 2010, Microtune, Inc. (“Microtune”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the proposed merger with Zoran Corporation, pursuant to which Microtune would be acquired by Zoran Corporation (the “Merger”) and intends to file a definitive proxy statement with the SEC. Investors and stockholders are urged to read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement as well as any other relevant documents filed with the SEC when they become available because they will contain important information about the merger and the parties to the merger. The information in the preliminary proxy statement is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed merger or any of the other matters with respect to which Microtune’s stockholders will be asked to vote pursuant to the proxy statement, Microtune’s stockholders are urged to read the definitive proxy statement and other documents filed by Microtune when they become available. Investors and stockholders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by Microtune at the SEC website at http://www.sec.gov. The preliminary proxy statement, definitive proxy statement (when available) and other documents also may be obtained for free at Microtune’s Internet website at www.microtune.com or from Microtune by contacting Investor Relations by telephone at 972-673-1850 or by mail at Microtune, Inc., 2201 10th Street, Plano, Texas, 75074, Attn: Investor Relations Department. In connection with the special meeting of Microtune stockholders to approve the adoption of the merger agreement, Microtune will mail copies of the definitive proxy statement to Microtune stockholders who are entitled to attend and vote at the special meeting which is determined by the stockholders of record on October 18, 2010.

Microtune and Zoran and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from Microtune stockholders in connection with the proposed Merger. Information regarding Zoran’s directors and officers is available in Zoran’s proxy statement for its 2010 annual meeting of stockholders and Zoran’s 2009 Annual Report on Form 10-K, which were filed with the SEC on April 29, 2010 and March 1, 2010, respectively. Information concerning the interests of Microtune’s participants in the solicitation, which may, in some cases, be different than those of Microtune stockholders generally, is set forth in Microtune’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010 and available on Microtune’s website at www.microtune.com and is also set forth in the preliminary proxy described above and will be set forth in the definitive proxy statement relating to the merger when it becomes available.

EDITOR’S NOTE:

Microtune is a registered trademark and MicroTuner is a trademark of Microtune, Inc. Copyright © 2010 Microtune, Inc. All rights reserved. All other trademarks are the property of their respective holders.

Contact:

Microtune, Inc.

Media

Kathleen Padula, 972-673-1811

kathleen.padula@microtune.com

or

Investor Relations

Justin Chapman, 972-673-1850

ir@microtune.com